June 2018 New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. 1 NEW VALLEY REAL ESTATE INVESTMENTS1 New Valley’s New York Real Estate Investments 1. The Marquand Upper East Side New Valley has invested approximately $195 million, as of March 31, 2018, in a broad portfolio of 2. 10 Madison Square West Flatiron District/NoMad real estate projects. 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa New Valley’s Real Estate Investment Portfolio1 6. 160 Leroy Street Greenwich Village 7. 215 Chrystie Street Lower East Side Land Development/Real Apartments/ Condo- Commercial Retail/ 8. Estate Held for Sale, net miniums/Hotels Office Assets The Dutch Long Island City 10 1 9. 1 QPS Tower Long Island City COLUMBUS CIRCLE 10. Park Lane Hotel Central Park South West Hollywood Edition Sagaponack The Plaza at Harmon (West Hollywood) (East Hampton) (New Jersey) Meadow 4 MIDTOWN QUEENSBORO 11. 125 Greenwich Street Financial District BRIDGE 12. The Eleventh West Chelsea 500 Broadway Maryland Portfolio 9 12 QUEENS-MIDTOWN 13. New Brookland Flatbush (Santa Monica) (Baltimore County) TUNNEL 8 2 QUEENS 14. The Dime (Havemeyer Street) Brooklyn HUDSON RIVER NY City MEATPACKING 1 6DISTRICT UNION EAST RIVER International Investments Investments SQUARE GREENWICH Coral Beach VILLAGE 5 and Tennis Club 3 Bermuda Wynn Las Vegas WEST 7 VILLAGE SOHO LOWER (Nevada) 14 Retail Takanasee 11 EAST SIDE (New Jersey) WILLIAMSBURG TRIBECA BRIDGE Fontainebleau MANHATTAN BRIDGE (Las Vegas) BROOKLYN BRIDGE BROOKLYN EXECUTIVE MANAGEMENT Escena 87 Park Monad Terrace Mosaic II 13 Howard M. Lorber (Palm Springs) (ST Portfolio) (Miami Beach) (Miami Beach) (Houston) President and Chief Executive Officer Richard J. Lampen DOUGLAS ELLIMAN Executive Vice President • Largest residential real estate brokerage firm in New York metropolitan area and third-largest in J. Bryant Kirkland III the United States. Senior Vice President, Treasurer and Chief Financial Officer • Closings of $26.6 billion for the last twelve months ended March 31, 2018; Douglas Elliman has Marc N. Bell approximately 7,000 affiliated agents and 100 offices throughout the New York metropolitan Senior Vice President, Secretary and General Counsel area, South Florida, Aspen, Greenwich, Los Angeles, and Massachusetts. • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the Bennett P. Borko United Kingdom— to jointly market high-end properties, providing a network with 520 offices Executive Vice President of New Valley Realty division across 60 countries with 21,550 affiliated agents. COMPANY HIGHLIGHTS • Revenues and Adjusted EBITDA of Douglas Elliman of $726 million and $15.8 million,2 respectively, • Executive offices in Manhattan and Miami for the last twelve months ended March 31, 2018. • Employs approximately 900 people 2 Douglas Elliman Closings New Valley Revenues – LTM 3/31/18 New Valley Adjusted EBITDA Real Estate Brokerage Commissions $11M $24.6B $26.1B $26.6B $22.4B Property Management $18.2B $32M Other $27.9M $26.9M $20.3M $14.9B $731M $12.7M 2013 2014 2015 2016 2017 LTM $688M 2015 2016 2017 LTM 3/31/18 3/31/18 1 Please refer to Vector Group Ltd.’s Form 10-Q (Commission File Number 1-5759) for the quarterly period ended March 31, 2018 in the section “Summary of Real Estate Investments” in Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations 2 Douglas Elliman’s net income was $13M for the twelve months ended March 31, 2018. New Valley’s net income was $12M, $14M, $38M and $22M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of approximately $13M, $15M. $16M and $15M for the periods presented, respectively. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017, March 1, 2018 and May 9, 2018, Form 10-K for the fiscal year ended December 31, 2017 and Form 10-Q for the quarterly period ended March 31, 2018 (Commission File Number 1-5759) Contact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080 newvalley.com